The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related Securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connect ion with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

PLEASE DO NOT ALTER THIS PAGE. IT IS CUT DIRECTLY INTO A MODEL.

LTV :	Fixed $	2/28 $	3/27 $	5/25 $	Other	MH Stratification:
Below 70	33,990,589	69,640,112	2,584,414	1,417,816		Total Balance
70.01 to 75	4,303,347	37,464,602	1,816,607	0		% Pool Balance
75.01 to 80	26,034,353	454,793,466	19,916,491	2,592,619		Ave. FICO
80.01 to 85	17,423,526	72,967,619	1,697,076	1,198,597		Ave. LTV
85.01 to 90	19,890,652	182,652,618	4,562,619	2,445,643		% Full Docs
90.01 to 95	8,805,639	21,064,973	226,101	591,496
95.01 to 100	85,993,327	23,520,092	465,911	197,385		Silent Seconds Stratification:
100.01 plus						Total Balance	486,766,308
						% Pool Balance	44.32%
FICO						Ave. FICO	645
below 549	8,092,760	128,990,430	1,606,712	0		Ave. LTV	98.3
550 to 574	8,049,530	95,320,415	2,347,783	915,370		% Full Docs	70.80%
575 to 599	23,457,862	117,129,969	3,255,636	517,801
600 to 624	28,426,508	113,366,036	5,816,687	1,210,783		Second Lien Stratification:
625 to 649	44,101,864	102,093,992	5,171,499	851,774		Total Balance	90,216,260
650 to 674	34,886,044	103,487,945	4,381,240	1,423,626		% Pool Balance	8.21%
675 to 699	27,386,601	86,674,635	4,260,111	1,367,682		Ave. FICO	651
700 plus	22,040,263	115,040,059	4,429,552	2,156,520		Ave. LTV	99.5
						% Full Docs	64.02%
Property Type:
Single-Family Detached	165,811,682	701,485,079	26,437,319	6,648,161		LTV Above 90 Stratification:
PUD						Total Balance	140,864,924
Condo	9,845,224	57,010,333	1,000,388	642,015		% Pool Balance	12.83%
3+ Family Det.	3,901,582	18,707,368	0	0		Ave. FICO	655
Manufactured House						Ave. LTV	98.8
Other	16,882,945	84,900,700	3,831,512	1,153,381		% Full Docs	60.06%

Purpose:
Purchase	83,482,491	446,900,978	13,466,350	1,732,192
Refinance rate/term	1,431,406	4,129,183	0	0
Cash Out Refi (COF) Below 70 LTV	32,327,117	64,927,931	2,584,414	1,417,816
COF with LTV 70.01 to 75	4,303,347	34,258,098	1,074,107	0
COF with LTV 75.01 to 80	23,681,807	146,969,835	10,216,276	2,384,522
COF with LTV 80.01 to 85	15,438,112	55,622,196	780,729	1,042,059
COF with LTV 85.01 to 90	13,735,719	93,514,115	2,921,243	1,669,582
COF with LTV 90.01 to 95	4,788,348	11,976,715	226,101	0
COF with LTV 95.01 to 100	17,253,087	3,804,431	0	197,385
COF with LTV 100.01 plus
Other

Occupancy Status:
Owner Occupied	187,988,079	796,569,705	30,941,136	7,125,683
2nd Home	2,710,470	6,858,045	0	0
Investment	5,742,884	58,675,731	328,084	1,317,873
Other

Loan Balance
Below 50,000	29,639,092	249,344	0	49,823
50,000.01 to 100,000	44,470,557	33,772,537	905,703	261,281
100,000.01 to 150,000	31,294,333	91,775,446	2,132,852	117,534
150,000.01 to 200,000	18,997,028	121,304,642	3,598,273	872,595
200,000.01 to 400,000	42,283,090	372,176,917	13,376,217	4,212,797
400,000.01 to 500,000	10,211,947	124,684,055	4,448,624	1,666,109
500,000.01 to 600,000	9,743,913	64,503,477	2,664,447	554,831
600,000.01 to 1,000,000	9,801,472	53,637,063	4,143,103	708,587
1,000,000.01 and above

Loan Term
>30 Years
30 Years	182,236,432	862,103,481	31,269,219	8,443,557
20 Years	7,579,972
15 Years	4,339,167
Other	2,285,862

Documentation Type
Full Documentation	134,075,167	524,507,820	21,812,883	5,211,009
Limited Documentation	8,984,666	24,437,577	1,404,786	0
Stated Docs with LTV below 70	10,083,237	36,598,384	780,181	358,464
Stated Docs with LTV 70.01 to 75	386,500	18,302,073	395,424	0
Stated Docs with LTV 75.01 to 80	7,147,445	189,567,036	5,361,120	1,657,109
Stated Docs with LTV 80.01 to 85	1,965,568	17,763,723	351,753	373,286
Stated Docs with LTV 85.01 to 90	1,414,962	31,572,516	697,162	417,556
Stated Docs with LTV 90.01 to 95	1,553,075	5,564,491	0	426,132
Stated Docs with LTV 95.01 to 100	30,830,813	13,789,861	465,911	0
Stated Docs with LTV above 100.01
Other

Lien Status
1st Lien	106,225,173	862,103,481	31,269,219	8,443,557
Second Liens with LTV below 85	76,079
Second Liens with LTV 85.01 to 90	863,048
Second Liens with LTV 90.01 to 95	6,127,121
Second Liens with LTV 95.01 to 100	83,150,012
Second Liens with LTV above 100.01

Interest Only
Dollar of Mortgage Type		275,990,979	16,483,591
Ave. FICO		657	656
Ave. LTV		79.29	77.45
% Stated Docs		25.43	13.86
% Full Docs		73.43	83.31